Exhibit (a)(1)(C)

LETTER OF INSTRUCTION

AND

NOTICE TO PARTICIPANTS IN THE

CSRA 401(K) PLAN

Offer to Purchase for Cash

All Outstanding Shares of Common Stock

of

CSRA Inc.

at

$40.75 Per Share

by

Red Hawk Enterprises Corp.

a wholly owned subsidiary of

General Dynamics Corporation

IMMEDIATE ATTENTION REQUIRED

March 5, 2018

Re: Tender Offer for Shares of CSRA Inc.

Dear Plan Participant:

You are receiving this notice (the “Notice”) because our records reflect that, as a participant in the CSRA 401(k) Plan (the “Plan”), a portion of your individual account is invested in the CSRA Stock Fund (the “Stock Fund”). Enclosed for your consideration are the Offer to Purchase, dated March 5, 2018 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), and the related Letter of Instruction (which is comprised of this Notice and the attached Letter of Instruction, and together with the Offer to Purchase and any amendments or supplements thereto, collectively constitute the “Offer”) in connection with the tender offer by Red Hawk Enterprises Corp., a Nevada corporation (“Purchaser”), which is a wholly owned subsidiary of General Dynamics Corporation, a Delaware corporation (“Parent”), to purchase for cash all outstanding shares of common stock, par value $0.001 per share (the “Shares”), of CSRA Inc., a Nevada corporation (the “Company”), at a purchase price of $40.75 per Share in cash, without interest thereon (the “Offer Price”) and less any applicable withholding of taxes, upon the terms and subject to the conditions of the Offer. Also enclosed is the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 (the “Solicitation/Recommendation Statement”).

As described below, you have the right to complete and sign the Letter of Instruction to Computershare Trust Company, the tabulator for the tender offer in respect of Shares beneficially held in the 401(k) Plan (the “Tabulator”), who will then forward such letter to T. Rowe Price (the “Plan Admin”), who will consolidate the information to provide to the Plan’s directed trustee, The Bank of New York Mellon (the “Trustee”), your instructions as to whether or not to tender Shares attributable to your investment in the Stock Fund under the Plan (the “401(k) Plan Shares”). If you direct the 401(k) Plan Trustee to tender your 401(k) Plan Shares into the Offer (or if you do not provide any instruction to the Trustee, and the Independent Fiduciary elects to tender uninstructed 401(K) Plan Shares into the Offer), you will not have to pay brokerage fees or similar expenses.

THIS IS A VOLUNTARY PROCESS: This is a voluntary process, if you feel that anyone at the Company is unduly pressuring you with respect to your alternatives described in this Notice, you should contact State

Street Global Advisors Trust Company (the “Independent Fiduciary” or “State Street”). The Independent Fiduciary has been retained to make certain decisions associated with the Offer and its impact on the Stock Fund. As a fiduciary to the Plan, State Street is required to make decisions based on what is in the best interests of Plan participants and beneficiaries. You can contact the Independent Fiduciary by email at monet_ewing@ssga.com.

To understand the Offer fully and for a more complete description of the terms and conditions of the Offer, you should carefully read the following materials about the Offer that are enclosed with this letter:

1.	Offer to Purchase;

2.	Solicitation/Recommendation Statement;

3.	Qualified Default Investment (QDIA) Notice;

4.	A mandatory notice describing the blackout period; and

5.	Letter of Instruction (attached to the end of this Notice), with a reply envelope.

IMPORTANT TIMING INFORMATION: You will need to complete the enclosed Letter of Instruction and return it to the Tabulator in the enclosed return envelope so that it is RECEIVED by 11:59 p.m., New York City time, on March 27, 2018, unless the Offer is extended. If the Offer is extended, the deadline for receipt of your instructions will be at 5:00 p.m., New York City time, on the third business day prior to the new expiration date of the Offer, as extended. FACSIMILE TRANSMITTALS OF THE LETTER OF INSTRUCTION WILL NOT BE ACCEPTED.

The remainder of this letter summarizes the transaction, your rights under the Plan and the procedures for delivering to the Tabulator your Letter of Instruction. You should also review the more detailed explanation of the Offer provided in the Offer to Purchase.

BACKGROUND

The Offer is being made pursuant to an Agreement and Plan of Merger dated as of February 9, 2018 (as it may be amended or supplemented from time to time in accordance with its terms, the “Merger Agreement”) by and among the Company, Parent and Purchaser. The Merger Agreement provides, among other things, that following completion of the Offer and the satisfaction or waiver of certain conditions in the Merger Agreement, Purchaser will be merged into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. At the effective time of the Merger, each outstanding Share (including each 401(k) Plan Share) will be converted into the right to receive the Offer Price, without interest and less any applicable withholding of taxes, except for (i) any dissenting shares (as defined in the Offer to Purchase), (ii) any Shares that are owned by the Company or any of its direct or indirect wholly owned subsidiaries, (iii) any Shares that are owned by Parent, Purchaser or any of their respective direct or indirect wholly owned subsidiaries and (iv) Shares in respect of stock options (including stock appreciation rights) and restricted stock units.

The board of directors of the Company has unanimously recommended that the stockholders of the Company accept the Offer and tender their Shares to Purchaser pursuant to the Offer and, if required by applicable law, approve and adopt the Merger Agreement.

The Offer applies to all outstanding Shares, including the 401(k) Plan Shares. As of March 1, 2018, the Plan held approximately 1,932,705 401(k) Plan Shares.

Your alternatives with respect to the Offer are as follows:

•	You may elect to have some or all of your 401(k) Plan Shares tendered into the Offer by completing and timely submitting the Letter of Instruction;

•	You may elect to not have your 401(k) Plan Shares tendered into the Offer by completing and timely submitting the Letter of Instruction; and

•	If you do nothing with the Letter of Instruction, the Independent Fiduciary will decide, in its discretion, whether to tender your 401(k) Plan Shares into the Offer.

As a participant under the Plan, you have the right to direct that the Tabulator and the Plan Admin deliver to the Trustee your instructions to tender some or all of your 401(k) Plan Shares. You also have the right to direct that the Tabulator and the Plan Admin deliver to the Trustee your instructions not to tender any of your 401(k) Plan Shares. The Trustee will tender your 401(k) Plan Shares solely in accordance with participant instructions. If you do not properly complete and return the Letter of Instruction by the deadline specified, subject to any extensions of the Offer, your 401(k) Plan Shares will be considered uninstructed and may be tendered in the Offer if the Independent Fiduciary determines in its discretion to accept the terms of the Offer in respect of such uninstructed 401(k) Plan Shares. The Independent Fiduciary has been retained to make certain decisions associated with the Offer and its impact on the Stock Fund. As an independent fiduciary to the Plan, State Street is required to make decisions based on what is in the best interests of Plan participants and beneficiaries.

None of the Tabulator, the Independent Fiduciary, the Plan Admin, the Trustee, Parent, nor Purchaser makes any recommendation regarding the Offer. EACH PARTICIPANT MUST DECIDE WHETHER OR NOT TO TENDER THEIR OWN 401(K) PLAN SHARES.

CONFIDENTIALITY

To assure the confidentiality of your decision, once you have sent your Letter of Instruction to the Tabulator, the Tabulator will forward such letter to the Plan Admin, who will consolidate the information and provide your instructions to the Trustee. Neither the Plan Admin, the Tabulator, the Independent Fiduciary, nor the Trustee and their respective affiliates and agents will make the results of your individual instruction available to the Company, Parent or Purchaser.

PROCEDURE FOR DIRECTING TRUSTEE

Enclosed is a Letter of Instruction which may be completed and returned to the Tabulator, who will then forward such letter to the Plan Admin, who will consolidate the information to provide to the Trustee your instructions as to whether or not to tender the 401(k) Plan Shares. For purposes of determining the number of 401(k) Plan Shares to be tendered in the Offer, the Trustee will apply your instructions to the number of 401(k) Plan Shares as of the expiration date of the Offer, as such expiration date may be extended. The Stock Fund is what is known as a “unitized” stock fund. A unitized stock fund consists primarily of shares of common stock plus an amount of cash (or cash equivalents) intended to provide for liquidity within the Stock Fund. Given that a portion of your Plan is invested in the Stock Fund, your Plan is credited with units that represent your interest in the Stock Fund, and not in actual shares of common stock. As of March 1, 2018, the Plan held approximately 12,432,628.80 Stock Fund units (which represented 1,932,705 401(k) Plan Shares).

Each unit of the Stock Fund is comprised of a certain number of Shares and a small amount of cash or cash equivalents. The Tabulator, together with the Plan Admin and the Trustee, will determine the actual number of Shares to tender based on instructions received from Plan participants by calculating the number of Shares allocable to the units of the Stock Fund held by Plan participants as of 11:59 p.m., New York City time on March 27, 2018 for which instructions to tender or not to tender have been received.

To properly complete your Letter of Instruction, you must do the following:

(1) On the face of the Letter of Instruction, check Box 1, 2, or 3. CHECK ONLY ONE BOX:

•	CHECK BOX 1 if you want ALL of your 401(k) Plan Shares tendered (or offered) for sale in accordance with the terms of the Offer.

•	CHECK BOX 2 if you want A PORTION of your 401(k) Plan Shares to be tendered. Specify the percentage (in whole numbers) of 401(k) Plan Shares that you want to be tendered for sale in accordance with the terms of this Offer. If this amount is less than 100%, you will be deemed to have instructed the Trustee NOT to tender the balance of your 401(k) Plan Shares.

•	CHECK BOX 3 if you want NONE of your 401(k) Plan Shares tendered (or offered) for sale in accordance with the terms of the Offer.

(2) Date and sign the Letter of Instruction in the space provided.

(3) Return the Letter of Instruction in the enclosed return envelope so that it is RECEIVED by the Tabulator at the address on the return envelope to P.O. Box 43011, Providence, RI 02940-3011 not later than 11:59 p.m., New York City time, on March 27, 2018, unless the Offer is extended. If the Offer is extended, the deadline for receipt of your Letter of Instruction will be 5:00 p.m., New York City time, on the third business day prior to the expiration of the Offer, as extended. If you wish to return the form by overnight mail, please send it to Computershare Trust Company, N.A., Attn: Corporate Actions Voluntary Offer, Suite V, 250 Royall Street, Canton MA 02021.

Your instructions will be deemed irrevocable unless withdrawn by 11:59 p.m., New York City time, on March 27, 2018. As described in the Offer to Purchase, Purchaser has the right to extend the Offer for certain periods. If the Offer is extended, the deadline for receipt of your notice of withdrawal will be 5:00 p.m., New York City time, on the third business day prior to the expiration of the Offer, as extended. Any extensions of the expiration date for the Offer will be publicly announced by Purchaser. In the event of an announced extension, you may call Innisfree M&A Incorporated (the “Information Agent”) at (888) 750-5834 to obtain information on any new Plan participant instructions deadline.

In order to make an effective withdrawal of your instructions, you must submit a new Letter of Instruction, which may be obtained by calling the Information Agent at (888) 750-5834. Upon receipt of a new, completed, signed and dated Letter of Instruction, your previous instructions will be deemed cancelled. Please note that the last properly completed Letter of Instruction timely received from a participant will be followed.

After the deadline for providing instructions to the Tabulator, the Tabulator will forward any Letter of Instructions it has received to the Plan Admin, who will consolidate the information and provide such information to the Trustee, who will then tender the appropriate number of 401(k) Plan Shares on behalf of the Plan. To the extent that there are any uninstructed 401(k) Plan Shares, the Tabulator will advise the Independent Fiduciary of such uninstructed 401(k) Plan Shares and the Independent Fiduciary will determine whether to accept the terms of the Offer in respect of such uninstructed 401(k) Plan Shares. Subject to the satisfaction of the conditions described in the Offer to Purchase, the Purchaser will buy all outstanding Shares that are properly tendered through the Offer. Any Shares attributable to your account that are not purchased in the Offer will remain allocated to your individual account under the Plan.

INDIVIDUAL PARTICIPANTS IN THE PLAN WILL NOT RECEIVE ANY PORTION OF THE OFFER PROCEEDS DIRECTLY. ALL PROCEEDS WILL BE CREDITED TO PARTICIPANTS’ ACCOUNTS AND MAY BE WITHDRAWN ONLY IN ACCORDANCE WITH THE TERMS OF THE PLAN.

EFFECT OF TENDER OFFER ON YOUR ACCOUNT

In connection with the Offer, all transactions, including directing or diversifying investments in the Stock Fund, liquidating Shares held in the Stock Fund to obtain a loan or distribution from the Plan, or obtaining a distribution in the form of Shares, will be temporarily unavailable to you for a period of time in order for the Trustee to have sufficient time to process participants’ instructions. This period, during which you will be unable to exercise these rights otherwise available under the Plan, is called a “blackout period.” A mandatory notice describing the blackout period is enclosed.

In the event that the Offer is extended, the blackout period with respect to the Stock Fund will, if feasible, be temporarily lifted until six business days prior to the new expiration date of the Offer, as extended, at which time the blackout period will re-commence. During the periods described above, you can determine whether the blackout period has started or ended by contacting the Information Agent at (888) 750-5834.

Beginning on commencement of the blackout period and following the completion of the Offer and Merger, no new contributions to the Plan may be invested in the Stock Fund. If your investment election directs that a portion of your contributions be invested in the Stock Fund that portion of your contribution will be directed instead to your Plan’s default investment, which is the Target Series Retirement Fund with a target date closest to when you turn age 65. You may change your investment direction at any time by calling the Plan Admin at (800) 922-9945 or accessing your account on the Plan Admin website at rps.troweprice.com.

IF THE OFFER IS COMPLETED

If the Offer is completed, all Shares properly tendered will be exchanged for $40.75 per Share in cash, without interest. Following completion of the Offer, Parent intends to effect the Merger as soon as reasonably practicable. At the effective time of the Merger, each outstanding Share will be converted into the right to receive the Offer Price, without interest and less any applicable withholding of taxes, except for (i) any dissenting shares (as defined in the Offer to Purchase), (ii) any Shares that are owned by the Company or any of its direct or indirect wholly owned subsidiaries, (iii) any Shares that are owned by Parent, Purchaser or any of their respective direct or indirect wholly owned subsidiaries and (iv) Shares in respect of stock options (including stock appreciation rights) and restricted stock units. Following completion of the Merger, the Company will continue to exist as the surviving corporation and a wholly owned subsidiary of Parent.

Cash proceeds received by the Plan from the Offer and/or Merger will be allocated to participant Plan accounts and invested in your Plan’s default investment, which is the Target Series Retirement Fund with a target date closest to when you turn age 65. You may redirect those funds at any time to any of the investment funds available under the Plan by calling the Plan Admin at (800) 922-9945 or accessing your account on the Plan Admin’s web site at rps.troweprice.com. The cash proceeds received by the Plan and allocated to your Plan account in the Offer and/or Merger will not be subject to taxation at the time allocated as they will not be distributed by the Plan to you, but will remain in your Plan account subject to Plan rules on withdrawal and distribution.

IF THE OFFER IS NOT COMPLETED

If the Offer is not completed, stockholders will not receive any payment for their Shares in connection with the Offer. In this event, the Company will remain a public company, its common stock will continue to be listed on the New York Stock Exchange, and the Stock Fund will remain in place under the Plan. Any 401(k) Plan Shares that you directed the Trustee to tender will continue to be credited to your Plan account in the Stock Fund. In addition, if you would like to resume directing that a portion of your new contributions be invested in the Stock Fund, you may do so by calling the Plan Admin at (800) 922-9945 or accessing your account on the Plan Admin website at rps.troweprice.com.

SHARES OUTSIDE THE PLAN

If you hold Shares directly, you will receive, under separate cover, tender offer materials which can be used to tender such Shares. Those tender offer materials may not be used to direct the Trustee to tender or not tender the 401(k) Plan Shares. The instructions to tender or not tender 401(k) Plan Shares may only be made in accordance with the procedures in this letter on the Letter of Instruction. Similarly, the enclosed Letter of Instruction may not be used to tender non-Plan Shares.

FURTHER INFORMATION

If you require additional information concerning the procedure to tender 401(k) Plan Shares, or if you require additional information concerning the terms and conditions of the Offer, please call the Information Agent at (888) 750-5834.

LETTER OF INSTRUCTION

CSRA INC.

BEFORE COMPLETING THIS FORM, PLEASE CAREFULLY READ

THE ACCOMPANYING INFORMATION

In response to the offer by Red Hawk Enterprises Corp., a Nevada corporation (“Purchaser”), which is a wholly owned subsidiary of General Dynamics Corporation, a Delaware corporation (“Parent”), announced on March 5, 2018, to purchase (the “Offer”) for cash all outstanding shares of common stock, par value $0.001 per share (the “Shares”), of CSRA Inc., a Nevada corporation (the “Company”), at a purchase price of $40.75 per Share in cash, without interest thereon and less any applicable withholding of taxes, upon the terms and subject to the conditions of the enclosed Offer to Purchase, dated March 5, 2018, I hereby instruct The Bank of New York Mellon (the “Trustee”), as directed trustee of the CSRA 401(k) Plan (the “Plan”), to tender or not to tender the Shares allocated to my account under the Plan (“401(k) Plan Shares”) in response to the Offer as follows (PLEASE CHECK ONE BOX AND COMPLETE THE REMAINDER OF THE FORM—If more than one box is checked below your election may be disregarded):

1. ☐	YES. I DIRECT THE TRUSTEE TO TENDER ALL OF MY 401(K) PLAN SHARES IN RESPONSE TO THE OFFER.

2. ☐	YES. I DIRECT THE TRUSTEE TO TENDER A PORTION % (1%- 99%, WHOLE PERCENTAGE ONLY) OF MY 401(K) PLAN SHARES IN RESPONSE TO THE OFFER. If you fail to insert a (whole) percentage, your election will be treated as an election NOT to tender any of your 401(k) Plan Shares.

3. ☐	NO. I DIRECT THE TRUSTEE TO TENDER NONE OF MY 401(K) PLAN SHARES IN RESPONSE TO THE OFFER.

If you have previously made an election and wish to withdraw or otherwise change your election, please check the box below:

4.    ☐    I hereby instruct the Trustee to disregard all prior Letters of Instruction (including, if applicable, to withdraw from the Offer, those 401(k) Plan Shares that I previously instructed the Trustee to tender on my behalf). Check this box if you wish to revoke prior Letters of Instruction and, if you want to make a new election, check one of the boxes above as well.

Regardless of the manner in which they are submitted, Letters of Instruction that are not timely received, and those received without a box checked above or with more than one box checked (other than in combination with box 4) or unsigned will be treated as uninstructed and such 401(k) Plan Shares may be tendered in the offer if State Street Global Advisors Trust Company, the Independent Fiduciary, determines in its discretion to accept the terms of the Offer in respect of such uninstructed 401(k) Plan Shares.

You may submit your written instructions by mailing this completed form promptly in the enclosed envelope.

Via Overnight Mail:	Via Mail:
Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
Attn: Corporate Actions Voluntary Offer	Attn: Corporate Actions Voluntary Offer
250 Royall Street	P.O. Box 43011
Suite V	Providence, RI 02940-3011
Canton, MA 02021

YOUR INSTRUCTIONS, HOWEVER SUBMITTED, MUST BE RECEIVED NO LATER THAN 11:59 P.M., NEW YORK CITY TIME, ON MARCH 27, 2018 (OR, IF THE OFFER IS EXTENDED, BY 5:00 P.M., NEW YORK CITY TIME, ON THE THIRD BUSINESS DAY PRIOR TO THE EXPIRATION OF

THE OFFER, AS EXTENDED). IF YOUR INSTRUCTIONS ARE NOT RECEIVED BY THIS DEADLINE, YOUR 401(K) PLAN SHARES MAY BE TENDERED IN THE OFFER IF STATE STREET GLOBAL ADVISORS TRUST COMPANY, THE INDEPENDENT FIDUCIARY TO THE PLAN, DETERMINES IN ITS DISCRETION TO ACCEPT THE TERMS OF THE OFFER IN RESPECT OF YOUR 401(K) PLAN SHARES.

Signature	Date

Print Name	Daytime Phone Number

CSRA 401(k) Plan Qualified Default Investment Alternative (“QDIA”) Notice | March 2018 This notice covers the following points: A description of the circumstances under which assets in your Plan account will be invested in a QDIA A description of the QDIA An explanation of your rights to direct the investment of assets in your Plan account NOTE: This notice is required to be made available to you in order for the Plan to receive fiduciary protection under Section 404(c)(5) of ERISA. The Plan lets you invest your account in a number of different investment options. Investments in the CSRA Stock Fund could be impacted by the tender offer relating to CSRA Stock. If the tender offer results in the required amount of shares being tendered, the CSRA Stock Fund will be liquidated. At such point, any amounts you have invested in the CSRA Stock Fund will be transferred to the retirement fund or trust with the target date closest to the year in which you turn 65, as shown in the following chart. If you were born. You are defaulted into. In 1993 or after Target Series Retirement 2060 1988-1992 Target Series Retirement 2055 1983-1987 Target Series Retirement 2050 1978-1982 Target Series Retirement 2045 1973-1977 Target Series Retirement 2040 1968-1972 Target Series Retirement 2035 1963-1967 Target Series Retirement 2030 1958-1962 Target Series Retirement 2025 1953-1957 Target Series Retirement 2020 1948-1952 Target Series Retirement 2015 In 1947 or before Target Series Retirement Fund A brief description of the Plan’s default investment(s), including the investment’s objectives, risk and return characteristics, fees and expenses (including any restrictions, fees or expenses that apply when you transfer assets from the default investment) is included and made a part of this notice. You can change how your Plan account is invested, among the Plan’s offered investment options, and obtain investment information about the Plan’s default investment and other investment options by going to the website at rps.troweprice.com or by calling the Plan Account Line at 1-800-922-9945. Representatives are available to assist you on business days from 7 a.m. to 10 p.m. eastern time. For Spanish speaking participants: Si desea hablar con un represent ante en español, llame a T. Rowe Price al 1-800-368-2768. Los representantes están a su disposición los días laborales entre las 7 a.m. y las 10 p.m. hora local Este. Page 1 of 1

Release Date: 12-31-2017

# Target Series Retirement 2015 Fund

**Benchmark**
State Str Tgt Retire 2015 Custom TR USD

| Overall Morningstar Rating™ | Morningstar Return | Morningstar Risk |
|---|---|---|
| ★★★★ | Above Average | Below Average |

Out of 93 Target-Date 2015 investments. **An investment's overall Morningstar Rating, based on its risk-adjusted return, is a weighted average of its applicable 3-, 5-, and 10-year Ratings. See disclosure page for details.**

## Investment Information

**Investment Objective & Strategy**

The Fund seeks an investment return that approximates, as closely as practicable, before expenses, the performance of a custom benchmark index (the "Index") over the long term. The Fund seeks to achieve its objective by investing in a set of underlying SSGA collective trust funds representing various asset classes. The Fund is managed to a specific retirement year (target date) included in its name. Over time, the allocation to asset classes and funds change according to a predetermined "glide path". Fund's asset allocation will become more conservative as it approaches its target retirement date.

**Fees and Expenses** as of 12-30-16

| | |
|---|---|
| *Expense Ratio* | *0.12%* |
| *Total Annual Operating Exp per $1000* | *$ 1.20* |
| *Maximum Sales Charge* | — |
| 12b-1 Fee | — |
| Redemption Fee/Term | — |

**Portfolio Manager(s)**

Management Team.

**Operations and Management**

| | |
|---|---|
| Inception Date | 09-28-07 |
| Management Company | State Street Global Advisors |
| Telephone | 617-664-7338 |
| Web Site | www.ssga.com |
| Issuer | State Street Global Advisors |

**Category Description: Target-Date 2015**

Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2011-2015) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors.

## Volatility And Risk



Investment
Low
Moderate
High
Category

| Best 3 Month Return | Worst 3 Month Return |
|---|---|
| 18.07% | -20.69% |
| (Mar '09 - May '09) | (Sep '08 - Nov '08) |

## Allocation of Assets



100
80
60
40
20
0
50
40
30
20
10
0
-10
-20
-30
Years Until Retirement
% Allocation
Bonds
U.S. Stocks
Non-U.S. Stocks
Cash
Other

**Target-date investment options typically invest in other investments and are designed for investors who plan to retire during the target date year. The investment's target date is the approximate date of when investors expect to begin withdrawing their money. A Target-date investment's objective/strategy typically becomes more conservative over time primarily by reducing its allocation to equity investments and increasing its allocations in fixed-income investments. An investor's principal value in a target-date investment option is not guaranteed at anytime, including at the investment's target date.**

## Performance as of 12-31-17

| Trailing Returns | YTD | 1 Year | 3 Year | 5 Year | 10 Year | Since Inception |
|---|---|---|---|---|---|---|
| Investment Return % | 9.94 | 9.94 | 4.93 | 5.78 | 5.26 | 5.10 |
| Benchmark Return % | 9.95 | 9.95 | 4.88 | 5.82 | — | — |
| Category Average % | 11.29 | 11.29 | 5.36 | 6.47 | 4.44 | 3.64 |

**The performance data quoted reflects past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower than the performance data quoted. For the most recent month end performance information, please call 1-800-922-9945, or visit rps.troweprice.com.**

## Portfolio Analysis

**Composition** as of 12-31-17



| | % Assets |
|---|---|
| U.S. Stocks | 20.9 |
| Non-U.S. Stocks | 14.3 |
| Bonds | 56.8 |
| Cash | 4.7 |
| Other | 3.4 |

**Morningstar Style Box™**

Equity (as of 12-31-17)



Large
Mid
Small
Value
Blend
Growth

Fixed Income (as of 11-30-17)



High
Med
Low
Ltd
Mod
Ext

| **Top 5 Holdings** as of 12-31-17 | % Assets |
|---|---|
| State St US Bnd Indx SL Cl I | 21.98 |
| State St 1-10 YrUS TIPS Indx NL Cl A | 20.98 |
| State St S&P 500® Indx SL Cl I | 16.61 |
| SSgA Global All Cap Equity Ex-US Idx L | 12.09 |
| State Street US Short-Term Gov/Cred Bnd | 9.99 |

| | |
|---|---|
| Total Number of Holdings | 10 |
| Turnover Ratio % | 0.15 |
| Total Assets ($mil) | 2.41 |

| **Morningstar Equity Super Sectors** as of 12-31-17 | % Fund |
|---|---|
| Cyclical | 47.10 |
| Sensitive | 32.09 |
| Defensive | 20.82 |

## Principal Risks

For more information on the risks presented, please refer to http://rps.troweprice.com/riskglossary/ssga

Hedging Strategies, Lending, Reinvestment, Foreign Securities, Loss of Money, Index Correlation/Tracking Error, Market/Market Volatility, Commodity, Equity Securities, Other, Restricted/Illiquid Securities, Underlying Fund/Fund of Funds, Conflict of Interest, Custody, Management, Passive Management, Target Date, Unrated Securities, Small Cap, Mid-Cap, Real Estate/REIT Sector, Replication Management, Sampling

R2015
©2018 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 12-31-2017 Target Series Retirement 2020 Fund Benchmark Overall Morningstar Rating™ Morningstar Return Morningstar Risk State Str Tgt Retire 2020 Custom TR USD Above Average Average Out of 189 Target-Date 2020 investments. An investment’s overall Morningstar Rating, based on its risk-adjusted return, is a weighted average of its applicable 3-, 5-, and 10-year Ratings. See disclosure page for details. Investment Information Allocation of Assets Investment Objective & Strategy 100 % Allocation The Fund seeks an investment return that approximates, as 80 Bonds closely as practicable, before expenses, the performance of a U.S. Stocks 60 custom benchmark index (the “Index”) over the long term. The Non-U.S. Stocks 40 Cash Fund seeks to achieve its objective by investing in a set of 20 Other underlying SSGA collective trust funds representing various 0 asset classes. The Fund is managed to a specific retirement 50 40 30 20 10 0 -10 -20 -30 year (target date) included in its name. Over time, the allocation Years Until Retirement to asset classes and funds change according to a predetermined “glide path”. Fund’s asset allocation will become Target-date investment options typically invest in other investments and are designed for investors who plan to retire during more conservative as it approaches its target retirement date. the target date year. The investment’s target date is the approximate date of when investors expect to begin withdrawing Fees and Expenses as of 12-30-16 their money. A Target-date investment’s objective/strategy typically becomes more conservative over time primarily by Expense Ratio 0.12% reducing its allocation to equity investments and increasing its allocations in fixed-income investments. An investor’s principal Total Annual Operating Exp per $1000 $ 1.20 value in a target-date investment option is not guaranteed at anytime, including at the investment’s target date. Maximum Sales Charge . Performance as of 12-31-17 12b-1 Fee . Trailing Returns YTD 1 Year 3 Year 5 Year 10 Year Since Inception Redemption Fee/Term . Investment Return % 13.15 13.15 6.14 7.49 5.93 5.70 Portfolio Manager(s) Benchmark Return % 13.12 13.12 6.06 7.52 Management Team. Category Average % 12.46 12.46 5.67 6.76 4.54 3.92 Operations and Management The performance data quoted reflects past performance. Past performance does not guarantee future results. The investment Inception Date 09-28-07 return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more Management Company State Street Global Advisors or less than their original cost. Current performance may be lower than the performance data quoted. For the most recent Telephone 617-664-7338 month end performance information, please call 1-800-922-9945, or visit rps.troweprice.com. Web Site www.ssga.com Issuer State Street Global Advisors Portfolio Analysis Composition as of 12-31-17 % Assets Morningstar Style Box™ Category Description: Target-Date 2020 U.S. Stocks 27.9 Equity (as of 12-31-17) Fixed Income (as of 11-30-17) Target-date portfolios provide diversified exposure to stocks, Non-U.S. Stocks 19.3 High bonds, and cash for those investors who have a specific date Large Bonds 44.7 in mind (in this case, the years 2016-2020) for retirement. These Cash 4.8 Mid Med portfolios aim to provide investors with an optimal level of return Other 3.4 and risk, based solely on the target date. Management adjusts Small Low the allocation among asset classes to more-conservative mixes Value Blend Growth Ltd Mod Ext as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Top 5 Holdings as of 12-31-17 % Assets Morningstar Equity Super Sectors as of 12-31-17 % Fund h Cyclical 44.05 Volatility And Risk State St US Bnd Indx SL Cl I 24.96 j Sensitive 34.00 Investment State St S&P 500® Indx SL Cl I 22.48 SSgA Global All Cap Equity Ex-US Idx L 17.58 k Defensive 21.95 Low Moderate High State St 1-10 YrUS TIPS Indx NL Cl A 11.48 Category State Street U.S. High Yield Bond Index 5.99 Best 3 Month Return Worst 3 Month Return Total Number of Holdings 11 20.59% -22.93% Turnover Ratio % 0.22 (Mar ‘09—May ‘09) (Sep ‘08—Nov ‘08) Total Assets ($mil) 6.67 Principal Risks For more information on the risks presented, please refer to http://rps.troweprice.com/riskglossary/ssga Hedging Strategies, Lending, Reinvestment, Foreign Securities, Loss of Money, Index Correlation/Tracking Error, Market/Market Volatility, Commodity, Equity Securities, Other, Restricted/Illiquid Securities, Underlying Fund/Fund of Funds, Conflict of Interest, Custody, Management, Passive Management, Target Date, Unrated Securities, Small Cap, Mid-Cap, Real Estate/REIT Sector, Replication Management, Sampling R2020 ©2018 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar ® and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content ß providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 12-31-2017

# Target Series Retirement 2025 Fund

**Benchmark**
State Str Tgt Retire 2025 Custom TR USD

| Overall Morningstar Rating™ | Morningstar Return | Morningstar Risk |
|---|---|---|
| ★★★★★ | High | Average |

Out of 166 Target-Date 2025 investments. **An investment's overall Morningstar Rating, based on its risk-adjusted return, is a weighted average of its applicable 3-, 5-, and 10-year Ratings. See disclosure page for details.**

## Investment Information

**Investment Objective & Strategy**

The Fund seeks an investment return that approximates, as closely as practicable, before expenses, the performance of a custom benchmark index (the "Index") over the long term. The Fund seeks to achieve its objective by investing in a set of underlying SSGA collective trust funds representing various asset classes. The Fund is managed to a specific retirement year (target date) included in its name. Over time, the allocation to asset classes and funds change according to a predetermined "glide path". Fund's asset allocation will become more conservative as it approaches its target retirement date.

**Fees and Expenses** as of 12-30-16

| | |
|---|---|
| *Expense Ratio* | *0.12%* |
| *Total Annual Operating Exp per $1000* | *$ 1.20* |
| *Maximum Sales Charge* | — |
| 12b-1 Fee | — |
| Redemption Fee/Term | — |

**Portfolio Manager(s)**

Management Team.

**Operations and Management**

| | |
|---|---|
| Inception Date | 09-28-07 |
| Management Company | State Street Global Advisors |
| Telephone | 617-664-7338 |
| Web Site | www.ssga.com |
| Issuer | State Street Global Advisors |

**Category Description: Target-Date 2025**

Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2021-2025) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors.

## Volatility And Risk



Investment
Low
Moderate
High
Category

| Best 3 Month Return | Worst 3 Month Return |
|---|---|
| 22.64% | -25.10% |
| (Mar '09 - May '09) | (Sep '08 - Nov '08) |

## Allocation of Assets



100
80
60
40
20
0
50
40
30
20
10
0
-10
-20
-30
Years Until Retirement
% Allocation
Bonds
U.S. Stocks
Non-U.S. Stocks
Cash
Other

**Target-date investment options typically invest in other investments and are designed for investors who plan to retire during the target date year. The investment's target date is the approximate date of when investors expect to begin withdrawing their money. A Target-date investment's objective/strategy typically becomes more conservative over time primarily by reducing its allocation to equity investments and increasing its allocations in fixed-income investments. An investor's principal value in a target-date investment option is not guaranteed at anytime, including at the investment's target date.**

## Performance as of 12-31-17

| Trailing Returns | YTD | 1 Year | 3 Year | 5 Year | 10 Year | Since Inception |
|---|---|---|---|---|---|---|
| Investment Return % | 16.28 | 16.28 | 7.29 | 8.80 | 6.31 | 6.02 |
| Benchmark Return % | 16.27 | 16.27 | 7.21 | 8.84 | — | — |
| Category Average % | 14.67 | 14.67 | 6.50 | 7.93 | 4.94 | 4.08 |

**The performance data quoted reflects past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower than the performance data quoted. For the most recent month end performance information, please call 1-800-922-9945, or visit rps.troweprice.com.**

## Portfolio Analysis

**Composition** as of 12-31-17



| | % Assets |
|---|---|
| U.S. Stocks | 34.8 |
| Non-U.S. Stocks | 24.4 |
| Bonds | 32.9 |
| Cash | 4.6 |
| Other | 3.4 |

**Morningstar Style Box™**

Equity (as of 12-31-17)



Large
Mid
Small
Value
Blend
Growth

Fixed Income (as of 11-30-17)



High
Med
Low
Ltd
Mod
Ext

| **Top 5 Holdings** as of 12-31-17 | % Assets |
|---|---|
| State St S&P 500® Indx SL Cl I | 28.78 |
| SSgA Global All Cap Equity Ex-US Idx L | 23.98 |
| State St US Bnd Indx SL Cl I | 15.00 |
| State St Russell Sm/Mid Cp® Indx SL Cl I | 7.19 |
| State St US Infl Protct Bnd Indx NL Cl A | 7.01 |

| | |
|---|---|
| Total Number of Holdings | 10 |
| Turnover Ratio % | 0.12 |
| Total Assets ($mil) | 7.60 |

| **Morningstar Equity Super Sectors** as of 12-31-17 | % Fund |
|---|---|
| Cyclical | 40.86 |
| Sensitive | 35.99 |
| Defensive | 23.16 |

## Principal Risks

For more information on the risks presented, please refer to http://rps.troweprice.com/riskglossary/ssga

Hedging Strategies, Lending, Reinvestment, Foreign Securities, Loss of Money, Index Correlation/Tracking Error, Market/Market Volatility, Commodity, Equity Securities, Other, Restricted/Illiquid Securities, Underlying Fund/Fund of Funds, Conflict of Interest, Custody, Management, Passive Management, Target Date, Unrated Securities, Small Cap, Mid-Cap, Real Estate/REIT Sector, Replication Management, Sampling

R2025

©2018 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

MORNINGSTAR®

Release Date: 12-31-2017 Target Series Retirement 2030 Fund Benchmark Overall Morningstar Rating™ Morningstar Return Morningstar Risk State Str Tgt Retire 2030 Custom TR USD Q High Average Out of 189 Target-Date 2030 investments. An investment’s overall Morningstar Rating, based on its risk-adjusted return, is a weighted average of its applicable 3-, 5-, and 10-year Ratings. See disclosure page for details. Investment Information Allocation of Assets Investment Objective & Strategy 100 % Allocation The Fund seeks an investment return that approximates, as 80 Bonds closely as practicable, before expenses, the performance of a U.S. Stocks 60 custom benchmark index (the “Index”) over the long term. The Non-U.S. Stocks 40 Cash Fund seeks to achieve its objective by investing in a set of 20 Other underlying SSGA collective trust funds representing various 0 asset classes. The Fund is managed to a specific retirement 50 40 30 20 10 0 -10 -20 -30 year (target date) included in its name. Over time, the allocation Years Until Retirement to asset classes and funds change according to a predetermined “glide path”. Fund’s asset allocation will become Target-date investment options typically invest in other investments and are designed for investors who plan to retire during more conservative as it approaches its target retirement date. the target date year. The investment’s target date is the approximate date of when investors expect to begin withdrawing Fees and Expenses as of 12-30-16 their money. A Target-date investment’s objective/strategy typically becomes more conservative over time primarily by Expense Ratio 0.12% reducing its allocation to equity investments and increasing its allocations in fixed-income investments. An investor’s principal Total Annual Operating Exp per $1000 $ 1.20 value in a target-date investment option is not guaranteed at anytime, including at the investment’s target date. Maximum Sales Charge . Performance as of 12-31-17 12b-1 Fee . Trailing Returns YTD 1 Year 3 Year 5 Year 10 Year Since Inception Redemption Fee/Term . Investment Return % 18.00 18.00 7.85 9.57 6.43 6.10 Portfolio Manager(s) Benchmark Return % 18.00 18.00 7.77 9.61 Management Team. Category Average % 16.57 16.57 7.22 8.74 5.12 4.26 Operations and Management The performance data quoted reflects past performance. Past performance does not guarantee future results. The investment Inception Date 09-28-07 return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more Management Company State Street Global Advisors or less than their original cost. Current performance may be lower than the performance data quoted. For the most recent Telephone 617-664-7338 month end performance information, please call 1-800-922-9945, or visit rps.troweprice.com. Web Site www.ssga.com Issuer State Street Global Advisors Portfolio Analysis Composition as of 12-31-17 % Assets Morningstar Style Box™ Category Description: Target-Date 2030 U.S. Stocks 38.8 Equity (as of 12-31-17) Fixed Income (as of 11-30-17) Target-date portfolios provide diversified exposure to stocks, Non-U.S. Stocks 27.3 High bonds, and cash for those investors who have a specific date Large Bonds 25.8 in mind (in this case, the years 2026-2030) for retirement. These Cash 4.7 Mid Med portfolios aim to provide investors with an optimal level of return Other 3.4 and risk, based solely on the target date. Management adjusts Small Low the allocation among asset classes to more-conservative mixes Value Blend Growth Ltd Mod Ext as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Top 5 Holdings as of 12-31-17 % Assets Morningstar Equity Super Sectors as of 12-31-17 % Fund h Cyclical 39.60 Volatility And Risk State St S&P 500® Indx SL Cl I 31.87 j Sensitive 36.81 Investment SSgA Global All Cap Equity Ex-US Idx L 27.61 State St US Bnd Indx SL Cl I 12.50 k Defensive 23.58 Low Moderate High State St US Lg Gov Bnd Indx SL Cl I 10.00 Category State St Russell Sm/Mid Cp® Indx SL Cl I 9.36 Best 3 Month Return Worst 3 Month Return Total Number of Holdings 9 24.71% -27.27% Turnover Ratio % 0.14 (Mar ‘09—May ‘09) (Sep ‘08—Nov ‘08) Total Assets ($mil) 5.80 Principal Risks For more information on the risks presented, please refer to http://rps.troweprice.com/riskglossary/ssga Hedging Strategies, Lending, Reinvestment, Foreign Securities, Loss of Money, Index Correlation/Tracking Error, Market/Market Volatility, Commodity, Equity Securities, Other, Restricted/Illiquid Securities, Underlying Fund/Fund of Funds, Conflict of Interest, Custody, Management, Passive Management, Target Date, Unrated Securities, Small Cap, Mid-Cap, Real Estate/REIT Sector, Replication Management, Sampling R2030 ©2018 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar ® and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content ß providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 12-31-2017

# Target Series Retirement 2035 Fund

**Benchmark**
State Str Tgt Retire 2035 Custom TR USD

| **Overall Morningstar Rating™** | **Morningstar Return** | **Morningstar Risk** |
|---|---|---|
| ★★★★ | Above Average | Below Average |

Out of 166 Target-Date 2035 investments. **An investment's overall Morningstar Rating, based on its risk-adjusted return, is a weighted average of its applicable 3-, 5-, and 10-year Ratings. See disclosure page for details.**

## Investment Information

**Investment Objective & Strategy**

The Fund seeks an investment return that approximates, as closely as practicable, before expenses, the performance of a custom benchmark index (the "Index") over the long term. The Fund seeks to achieve its objective by investing in a set of underlying SSGA collective trust funds representing various asset classes. The Fund is managed to a specific retirement year (target date) included in its name. Over time, the allocation to asset classes and funds change according to a predetermined "glide path". Fund's asset allocation will become more conservative as it approaches its target retirement date.

**Fees and Expenses** as of 12-30-16

| | |
|---|---|
| *Expense Ratio* | *0.12%* |
| *Total Annual Operating Exp per $1000* | *$ 1.20* |
| *Maximum Sales Charge* | — |
| 12b-1 Fee | — |
| Redemption Fee/Term | — |

**Portfolio Manager(s)**

Management Team.

**Operations and Management**

| | |
|---|---|
| Inception Date | 09-28-07 |
| Management Company | State Street Global Advisors |
| Telephone | 617-664-7338 |
| Web Site | www.ssga.com |
| Issuer | State Street Global Advisors |

**Category Description: Target-Date 2035**

Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2031-2035) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors.

## Volatility And Risk

Investment

| Low | Moderate | High |
|---|---|---|

Category

| **Best 3 Month Return** | **Worst 3 Month Return** |
|---|---|
| 26.68% | -29.41% |
| (Mar '09 - May '09) | (Sep '08 - Nov '08) |

## Allocation of Assets


100
80
60
40
20
0
50
40
30
20
10
0
-10
-20
-30
Years Until Retirement
% Allocation
Bonds
U.S. Stocks
Non-U.S. Stocks
Cash
Other

**Target-date investment options typically invest in other investments and are designed for investors who plan to retire during the target date year. The investment's target date is the approximate date of when investors expect to begin withdrawing their money. A Target-date investment's objective/strategy typically becomes more conservative over time primarily by reducing its allocation to equity investments and increasing its allocations in fixed-income investments. An investor's principal value in a target-date investment option is not guaranteed at anytime, including at the investment's target date.**

## Performance as of 12-31-17

| **Trailing Returns** | YTD | 1 Year | 3 Year | 5 Year | 10 Year | Since Inception |
|---|---|---|---|---|---|---|
| Investment Return % | 19.39 | 19.39 | 8.32 | 10.14 | 6.37 | 6.01 |
| Benchmark Return % | 19.38 | 19.38 | 8.23 | 10.17 | — | — |
| Category Average % | 18.43 | 18.43 | 7.87 | 9.66 | 5.40 | 4.69 |

**The performance data quoted reflects past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower than the performance data quoted. For the most recent month end performance information, please call 1-800-922-9945, or visit rps.troweprice.com.**

## Portfolio Analysis

**Composition** as of 12-31-17



| | % Assets |
|---|---|
| U.S. Stocks | 43.0 |
| Non-U.S. Stocks | 30.3 |
| Bonds | 18.7 |
| Cash | 4.6 |
| Other | 3.4 |

**Morningstar Style Box™**

Equity (as of 12-31-17)


Large
Mid
Small
Value
Blend
Growth

Fixed Income (as of 11-30-17)


High
Med
Low
Ltd
Mod
Ext

| **Top 5 Holdings** as of 12-31-17 | % Assets |
|---|---|
| State St S&P 500® Indx SL Cl I | 34.36 |
| SSgA Global All Cap Equity Ex-US Idx L | 30.76 |
| State St Russell Sm/Mid Cp® Indx SL Cl I | 11.45 |
| State St US Bnd Indx SL Cl I | 10.00 |
| State St US Lg Gov Bnd Indx SL Cl I | 10.00 |

| | |
|---|---|
| Total Number of Holdings | 6 |
| Turnover Ratio % | 0.12 |
| Total Assets ($mil) | 4.04 |

| **Morningstar Equity Super Sectors** as of 12-31-17 | % Fund |
|---|---|
| Cyclical | 39.78 |
| Sensitive | 36.76 |
| Defensive | 23.46 |

## Principal Risks

For more information on the risks presented, please refer to http://rps.troweprice.com/riskglossary/ssga

Hedging Strategies, Lending, Reinvestment, Foreign Securities, Loss of Money, Index Correlation/Tracking Error, Market/Market Volatility, Commodity, Equity Securities, Other, Restricted/Illiquid Securities, Underlying Fund/Fund of Funds, Conflict of Interest, Custody, Management, Passive Management, Target Date, Unrated Securities, Small Cap, Mid-Cap, Real Estate/REIT Sector, Replication Management, Sampling

R2035

©2018 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

MORNINGSTAR®

Release Date: 12-31-2017

# Target Series Retirement 2040 Fund

**Benchmark**
State Str Tgt Retire 2040 Custom TR USD

| **Overall Morningstar Rating™** | **Morningstar Return** | **Morningstar Risk** |
|---|---|---|
| ★★★★ | Above Average | Below Average |

Out of 168 Target-Date 2040 investments. **An investment's overall Morningstar Rating, based on its risk-adjusted return, is a weighted average of its applicable 3-, 5-, and 10-year Ratings. See disclosure page for details.**

## Investment Information

**Investment Objective & Strategy**

The Fund seeks an investment return that approximates, as closely as practicable, before expenses, the performance of a custom benchmark index (the "Index") over the long term. The Fund seeks to achieve its objective by investing in a set of underlying SSGA collective trust funds representing various asset classes. The Fund is managed to a specific retirement year (target date) included in its name. Over time, the allocation to asset classes and funds change according to a predetermined "glide path". Fund's asset allocation will become more conservative as it approaches its target retirement date.

**Fees and Expenses** as of 12-30-16

| | |
|---|---|
| *Expense Ratio* | *0.12%* |
| *Total Annual Operating Exp per $1000* | *$ 1.20* |
| *Maximum Sales Charge* | — |
| 12b-1 Fee | — |
| Redemption Fee/Term | — |

**Portfolio Manager(s)**

Management Team.

**Operations and Management**

| | |
|---|---|
| Inception Date | 09-28-07 |
| Management Company | State Street Global Advisors |
| Telephone | 617-664-7338 |
| Web Site | www.ssga.com |
| Issuer | State Street Global Advisors |

**Category Description: Target-Date 2040**

Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2036-2040) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors.

## Volatility And Risk



Investment
Low
Moderate
High
Category

| **Best 3 Month Return** | **Worst 3 Month Return** |
|---|---|
| 27.06% | -29.40% |
| (Mar '09 - May '09) | (Sep '08 - Nov '08) |

## Allocation of Assets



100
80
60
40
20
0
50
40
30
20
10
0
-10
-20
-30
Years Until Retirement
% Allocation
Bonds
U.S. Stocks
Non-U.S. Stocks
Cash
Other

**Target-date investment options typically invest in other investments and are designed for investors who plan to retire during the target date year. The investment's target date is the approximate date of when investors expect to begin withdrawing their money. A Target-date investment's objective/strategy typically becomes more conservative over time primarily by reducing its allocation to equity investments and increasing its allocations in fixed-income investments. An investor's principal value in a target-date investment option is not guaranteed at anytime, including at the investment's target date.**

## Performance as of 12-31-17

| **Trailing Returns** | YTD | 1 Year | 3 Year | 5 Year | 10 Year | Since Inception |
|---|---|---|---|---|---|---|
| Investment Return % | 20.40 | 20.40 | 8.70 | 10.63 | 6.55 | 6.18 |
| Benchmark Return % | 20.38 | 20.38 | 8.59 | 10.65 | — | — |
| Category Average % | 19.52 | 19.52 | 8.23 | 10.03 | 5.49 | 4.66 |

**The performance data quoted reflects past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower than the performance data quoted. For the most recent month end performance information, please call 1-800-922-9945, or visit rps.troweprice.com.**

## Portfolio Analysis

**Composition** as of 12-31-17



| | % Assets |
|---|---|
| U.S. Stocks | 45.6 |
| Non-U.S. Stocks | 32.3 |
| Bonds | 14.1 |
| Cash | 4.6 |
| Other | 3.4 |

**Morningstar Style Box™**

Equity (as of 12-31-17) / Fixed Income (as of 11-30-17)



Large
Mid
Small
Value
Blend
Growth
High
Med
Low
Ltd
Mod
Ext

| **Top 5 Holdings** as of 12-31-17 | % Assets |
|---|---|
| State St S&P 500® Indx SL Cl I | 35.04 |
| SSgA Global All Cap Equity Ex-US Idx L | 32.76 |
| State St Russell Sm/Mid Cp® Indx SL Cl I | 13.64 |
| State St US Lg Gov Bnd Indx SL Cl I | 9.99 |
| State St US Bnd Indx SL Cl I | 4.99 |

| | |
|---|---|
| Total Number of Holdings | 7 |
| Turnover Ratio % | 0.14 |
| Total Assets ($mil) | 2.90 |

| **Morningstar Equity Super Sectors** as of 12-31-17 | % Fund |
|---|---|
| Cyclical | 40.02 |
| Sensitive | 36.69 |
| Defensive | 23.29 |

**Principal Risks** For more information on the risks presented, please refer to http://rps.troweprice.com/riskglossary/ssga

Hedging Strategies, Lending, Reinvestment, Foreign Securities, Loss of Money, Index Correlation/Tracking Error, Market/Market Volatility, Commodity, Equity Securities, Other, Restricted/Illiquid Securities, Underlying Fund/Fund of Funds, Conflict of Interest, Custody, Management, Passive Management, Target Date, Unrated Securities, Small Cap, Mid-Cap, Real Estate/REIT Sector, Replication Management, Sampling

R2040

©2018 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

MORNINGSTAR®

Release Date: 12-31-2017

# Target Series Retirement 2045 Fund

**Benchmark**
State Str Tgt Retire 2045 Custom TR USD

| Overall Morningstar Rating™ | Morningstar Return | Morningstar Risk |
|---|---|---|
| ★★★★ | Above Average | Below Average |

Out of 166 Target-Date 2045 investments. **An investment's overall Morningstar Rating, based on its risk-adjusted return, is a weighted average of its applicable 3-, 5-, and 10-year Ratings. See disclosure page for details.**

## Investment Information

**Investment Objective & Strategy**

The Fund seeks an investment return that approximates, as closely as practicable, before expenses, the performance of a custom benchmark index (the "Index") over the long term. The Fund seeks to achieve its objective by investing in a set of underlying SSGA collective trust funds representing various asset classes. The Fund is managed to a specific retirement year (target date) included in its name. Over time, the allocation to asset classes and funds change according to a predetermined "glide path". Fund's asset allocation will become more conservative as it approaches its target retirement date.

**Fees and Expenses** as of 12-30-16

| | |
|---|---|
| *Expense Ratio* | *0.12%* |
| *Total Annual Operating Exp per $1000* | *$ 1.20* |
| *Maximum Sales Charge* | — |
| 12b-1 Fee | — |
| Redemption Fee/Term | — |

**Portfolio Manager(s)**

Management Team.

**Operations and Management**

| | |
|---|---|
| Inception Date | 09-28-07 |
| Management Company | State Street Global Advisors |
| Telephone | 617-664-7338 |
| Web Site | www.ssga.com |
| Issuer | State Street Global Advisors |

**Category Description: Target-Date 2045**

Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2041-2045) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors.

## Volatility And Risk

Investment

| Low | Moderate | High |
|---|---|---|

Category

| Best 3 Month Return | Worst 3 Month Return |
|---|---|
| 27.05% | -29.34% |
| (Mar '09 - May '09) | (Sep '08 - Nov '08) |

## Allocation of Assets



100
80
60
40
20
0
50
40
30
20
10
0
-10
-20
-30
Years Until Retirement
% Allocation
Bonds
U.S. Stocks
Non-U.S. Stocks
Cash
Other

**Target-date investment options typically invest in other investments and are designed for investors who plan to retire during the target date year. The investment's target date is the approximate date of when investors expect to begin withdrawing their money. A Target-date investment's objective/strategy typically becomes more conservative over time primarily by reducing its allocation to equity investments and increasing its allocations in fixed-income investments. An investor's principal value in a target-date investment option is not guaranteed at anytime, including at the investment's target date.**

## Performance as of 12-31-17

| Trailing Returns | YTD | 1 Year | 3 Year | 5 Year | 10 Year | Since Inception |
|---|---|---|---|---|---|---|
| Investment Return % | 21.30 | 21.30 | 9.05 | 10.85 | 6.68 | 6.31 |
| Benchmark Return % | 21.25 | 21.25 | 8.92 | 10.87 | — | — |
| Category Average % | 20.51 | 20.51 | 8.55 | 10.45 | 5.66 | 4.95 |

**The performance data quoted reflects past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower than the performance data quoted. For the most recent month end performance information, please call 1-800-922-9945, or visit rps.troweprice.com.**

## Portfolio Analysis

**Composition** as of 12-31-17



| | % Assets |
|---|---|
| U.S. Stocks | 48.5 |
| Non-U.S. Stocks | 34.2 |
| Bonds | 9.5 |
| Cash | 4.5 |
| Other | 3.4 |

**Morningstar Style Box™**

Equity (as of 12-31-17)



Large
Mid
Small
Value
Blend
Growth

Fixed Income (as of 11-30-17)



High
Med
Low
Ltd
Mod
Ext

| Top 5 Holdings as of 12-31-17 | % Assets |
|---|---|
| State St S&P 500® Indx SL Cl I | 35.94 |
| SSgA Global All Cap Equity Ex-US Idx L | 34.80 |
| State St Russell Sm/Mid Cp® Indx SL Cl I | 15.99 |
| State St US Lg Gov Bnd Indx SL Cl I | 10.00 |
| State St Bloomberg RSC IdxSM NL Cl A | 3.54 |

| | |
|---|---|
| Total Number of Holdings | 5 |
| Turnover Ratio % | 0.12 |
| Total Assets ($mil) | 1.76 |

| Morningstar Equity Super Sectors as of 12-31-17 | % Fund |
|---|---|
| Cyclical | 40.21 |
| Sensitive | 36.65 |
| Defensive | 23.14 |

## Principal Risks

For more information on the risks presented, please refer to http://rps.troweprice.com/riskglossary/ssga

Hedging Strategies, Lending, Reinvestment, Emerging Markets, Foreign Securities, Loss of Money, Country or Region, Capitalization, Quantitative Investing, High Portfolio Turnover, Index Correlation/Tracking Error, Market/Market Volatility, Commodity, Equity Securities, Other, Restricted/Illiquid Securities, Underlying Fund/Fund of Funds, Conflict of Interest, Custody, Management, Passive Management, Target Date, Unrated Securities, Small Cap, Mid-Cap, Real Estate/REIT Sector, Replication Management, Sampling

R2045

©2018 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

MORNINGSTAR®

Release Date: 12-31-2017

# Target Series Retirement 2050 Fund

**Benchmark**
State Str Tgt Retire 2050 Custom TR USD

| Overall Morningstar Rating™ | Morningstar Return | Morningstar Risk |
|---|---|---|
| ★★★★ | Above Average | Below Average |

Out of 184 Target-Date 2050 investments. **An investment's overall Morningstar Rating, based on its risk-adjusted return, is a weighted average of its applicable 3-, 5-, and 10-year Ratings. See disclosure page for details.**

## Investment Information

**Investment Objective & Strategy**

The Fund seeks an investment return that approximates, as closely as practicable, before expenses, the performance of a custom benchmark index (the "Index") over the long term. The Fund seeks to achieve its objective by investing in a set of underlying SSGA collective trust funds representing various asset classes. The Fund is managed to a specific retirement year (target date) included in its name. Over time, the allocation to asset classes and funds change according to a predetermined "glide path". Fund's asset allocation will become more conservative as it approaches its target retirement date.

**Fees and Expenses** as of 12-30-16

| | |
|---|---|
| *Expense Ratio* | *0.12%* |
| *Total Annual Operating Exp per $1000* | *$ 1.20* |
| *Maximum Sales Charge* | — |
| 12b-1 Fee | — |
| Redemption Fee/Term | — |

**Portfolio Manager(s)**

Management Team.

**Operations and Management**

| | |
|---|---|
| Inception Date | 09-28-07 |
| Management Company | State Street Global Advisors |
| Telephone | 617-664-7338 |
| Web Site | www.ssga.com |
| Issuer | State Street Global Advisors |

**Category Description: Target-Date 2050**

Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2046-2050) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors.

## Volatility And Risk

Investment

| Low | Moderate | High |
|---|---|---|

Category

| Best 3 Month Return | Worst 3 Month Return |
|---|---|
| 27.11% | -29.31% |
| (Mar '09 - May '09) | (Sep '08 - Nov '08) |

## Allocation of Assets


100
80
60
40
20
0
50
40
30
20
10
0
-10
-20
-30
Years Until Retirement
% Allocation
Bonds
U.S. Stocks
Non-U.S. Stocks
Cash
Other

**Target-date investment options typically invest in other investments and are designed for investors who plan to retire during the target date year. The investment's target date is the approximate date of when investors expect to begin withdrawing their money. A Target-date investment's objective/strategy typically becomes more conservative over time primarily by reducing its allocation to equity investments and increasing its allocations in fixed-income investments. An investor's principal value in a target-date investment option is not guaranteed at anytime, including at the investment's target date.**

## Performance as of 12-31-17

| Trailing Returns | YTD | 1 Year | 3 Year | 5 Year | 10 Year | Since Inception |
|---|---|---|---|---|---|---|
| Investment Return % | 21.27 | 21.27 | 9.04 | 10.85 | 6.69 | 6.31 |
| Benchmark Return % | 21.25 | 21.25 | 8.92 | 10.87 | — | — |
| Category Average % | 20.67 | 20.67 | 8.62 | 10.48 | 5.68 | 4.86 |

**The performance data quoted reflects past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower than the performance data quoted. For the most recent month end performance information, please call 1-800-922-9945, or visit rps.troweprice.com.**

## Portfolio Analysis

**Composition** as of 12-31-17



| | % Assets |
|---|---|
| U.S. Stocks | 48.3 |
| Non-U.S. Stocks | 34.2 |
| Bonds | 9.6 |
| Cash | 4.6 |
| Other | 3.4 |

**Morningstar Style Box™**

Equity (as of 12-31-17)


Large
Mid
Small
Value
Blend
Growth

Fixed Income (as of 11-30-17)


High
Med
Low
Ltd
Mod
Ext

| **Top 5 Holdings** as of 12-31-17 | % Assets |
|---|---|
| State St S&P 500® Indx SL Cl I | 35.73 |
| SSgA Global All Cap Equity Ex-US Idx L | 34.70 |
| State St Russell Sm/Mid Cp® Indx SL Cl I | 15.93 |
| State St US Lg Gov Bnd Indx SL Cl I | 10.01 |
| State St Bloomberg RSC IdxSM NL Cl A | 3.53 |

| | |
|---|---|
| Total Number of Holdings | 6 |
| Turnover Ratio % | 0.14 |
| Total Assets ($mil) | 1.39 |

| **Morningstar Equity Super Sectors** as of 12-31-17 | % Fund |
|---|---|
| Cyclical | 40.22 |
| Sensitive | 36.64 |
| Defensive | 23.14 |

## Principal Risks

For more information on the risks presented, please refer to http://rps.troweprice.com/riskglossary/ssga

Hedging Strategies, Lending, Reinvestment, Currency, Emerging Markets, Foreign Securities, Loss of Money, Country or Region, Capitalization, Index Correlation/Tracking Error, Market/Market Volatility, Commodity, Equity Securities, Other, Restricted/Illiquid Securities, Underlying Fund/Fund of Funds, Pricing, Regulation/Government Intervention, Conflict of Interest, Custody, Management, Passive Management, Target Date, Unrated Securities, Small Cap, Mid-Cap, Real Estate/REIT Sector, Replication Management, Sampling

R2050

©2018 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

MORNINGSTAR®

Release Date: 12-31-2017

# Target Series Retirement 2055 Fund

| Benchmark | Overall Morningstar Rating™ | Morningstar Return | Morningstar Risk |
|---|---|---|---|
| State Str Tgt Retire 2055 Custom TR USD | — | — | — |

## Investment Information

**Investment Objective & Strategy**

The Fund seeks an investment return that approximates, as closely as practicable, before expenses, the performance of a custom benchmark index (the "Index") over the long term. The Fund seeks to achieve its objective by investing in a set of underlying SSGA collective trust funds representing various asset classes. The Fund is managed to a specific retirement year (target date) included in its name. Over time, the allocation to asset classes and funds change according to a predetermined "glide path". Fund's asset allocation will become more conservative as it approaches its target retirement date.

**Fees and Expenses** as of 12-30-16

| | |
|---|---|
| *Expense Ratio* | *0.12%* |
| *Total Annual Operating Exp per $1000* | *$ 1.20* |
| *Maximum Sales Charge* | — |
| 12b-1 Fee | — |
| Redemption Fee/Term | — |

**Portfolio Manager(s)**

Management Team.

**Operations and Management**

| | |
|---|---|
| Inception Date | 03-31-15 |
| Management Company | State Street Global Advisors |
| Telephone | 617-664-7338 |
| Web Site | www.ssga.com |
| Issuer | State Street Global Advisors |

**Category Description: Target-Date 2055**

Target-date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2051-2055) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors.

## Volatility And Risk

| Low | Moderate | High |
|---|---|---|
| | ▲ Category | |

| Best 3 Month Return | Worst 3 Month Return |
|---|---|
| 8.80% | -8.08% |
| (Mar '16 - May '16) | (Jul '15 - Sep '15) |

## Allocation of Assets



100
80
60
40
20
0
50
40
30
20
10
0
-10
-20
-30
Years Until Retirement
% Allocation
Bonds
U.S. Stocks
Non-U.S. Stocks
Cash
Other

**Target-date investment options typically invest in other investments and are designed for investors who plan to retire during the target date year. The investment's target date is the approximate date of when investors expect to begin withdrawing their money. A Target-date investment's objective/strategy typically becomes more conservative over time primarily by reducing its allocation to equity investments and increasing its allocations in fixed-income investments. An investor's principal value in a target-date investment option is not guaranteed at anytime, including at the investment's target date.**

## Performance as of 12-31-17

| Trailing Returns | YTD | 1 Year | 3 Year | 5 Year | 10 Year | Since Inception |
|---|---|---|---|---|---|---|
| Investment Return % | 21.28 | 21.28 | — | — | — | 8.73 |
| Benchmark Return % | 21.25 | 21.25 | — | — | — | 8.74 |
| Category Average % | 21.08 | 21.08 | — | — | — | 8.48 |

**The performance data quoted reflects past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower than the performance data quoted. For the most recent month end performance information, please call 1-800-922-9945, or visit rps.troweprice.com.**

## Portfolio Analysis

**Composition** as of 12-31-17



| | % Assets |
|---|---|
| U.S. Stocks | 48.5 |
| Non-U.S. Stocks | 34.1 |
| Bonds | 9.5 |
| Cash | 4.5 |
| Other | 3.4 |

**Morningstar Style Box™**

Equity (as of 12-31-17)



Large
Mid
Small
Value
Blend
Growth

Fixed Income (as of 11-30-17)



High
Med
Low
Ltd
Mod
Ext

| Top 5 Holdings as of 12-31-17 | % Assets |
|---|---|
| State St S&P 500® Indx SL Cl I | 36.00 |
| SSgA Global All Cap Equity Ex-US Idx L | 34.79 |
| State St Russell Sm/Mid Cp® Indx SL Cl I | 16.03 |
| State St US Lg Gov Bnd Indx SL Cl I | 10.01 |
| State St Bloomberg RSC IdxSM NL Cl A | 3.54 |

| | |
|---|---|
| Total Number of Holdings | 5 |
| Turnover Ratio % | 0.14 |
| Total Assets ($mil) | 0.36 |

| Morningstar Equity Super Sectors as of 12-31-17 | % Fund |
|---|---|
| Cyclical | 40.20 |
| Sensitive | 36.65 |
| Defensive | 23.14 |

## Principal Risks

For more information on the risks presented, please refer to http://rps.troweprice.com/riskglossary/ssga

Hedging Strategies, Lending, Credit and Counterparty, Prepayment (Call), Reinvestment, Currency, Emerging Markets, Foreign Securities, Loss of Money, Country or Region, Index Correlation/Tracking Error, Interest Rate, Market/Market Volatility, Commodity, Convertible Securities, Equity Securities, Mortgage-Backed and Asset-Backed Securities, Other, Preferred Stocks, Restricted/Illiquid Securities, Underlying Fund/Fund of Funds, U.S. Government Obligations, Conflict of Interest, Custody, Management, Passive Management, Target Date, Unrated Securities, Small Cap, Mid-Cap, Real Estate/REIT Sector, Replication Management, Sampling

R2055

©2018 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

MORNINGSTAR®

Release Date: 12-31-2017

# Target Series Retirement 2060 Fund

**Benchmark**
State Str Tgt Retire 2060 Custom TR USD

| Overall Morningstar Rating™ | Morningstar Return | Morningstar Risk |
|---|---|---|
| — | — | — |

## Investment Information

**Investment Objective & Strategy**

The Fund seeks an investment return that approximates, as closely as practicable, before expenses, the performance of a custom benchmark index (the "Index") over the long term. The Fund seeks to achieve its objective by investing in a set of underlying SSGA collective trust funds representing various asset classes. The Fund is managed to a specific retirement year (target date) included in its name. Over time, the allocation to asset classes and funds change according to a predetermined "glide path". Fund's asset allocation will become more conservative as it approaches its target retirement date.

**Fees and Expenses** as of 12-30-16

| | |
|---|---|
| *Expense Ratio* | *0.12%* |
| *Total Annual Operating Exp per $1000* | *$ 1.20* |
| *Maximum Sales Charge* | — |
| 12b-1 Fee | — |
| Redemption Fee/Term | — |

**Portfolio Manager(s)**

Management Team.

**Operations and Management**

| | |
|---|---|
| Inception Date | 03-31-15 |
| Management Company | State Street Global Advisors |
| Telephone | 617-664-7338 |
| Web Site | www.ssga.com |
| Issuer | State Street Global Advisors |

**Category Description: Target-Date 2060+**

Target-date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2056-2060 and beyond) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors.

## Volatility And Risk

| Low | Moderate | High |
|---|---|---|
| | ▲ Category | |

| Best 3 Month Return | Worst 3 Month Return |
|---|---|
| 8.80% | -8.06% |
| (Mar '16 - May '16) | (Jul '15 - Sep '15) |

## Allocation of Assets


100
80
60
40
20
0
50
40
30
20
10
0
-10
-20
-30
Years Until Retirement
% Allocation
Bonds
U.S. Stocks
Non-U.S. Stocks
Cash
Other

**Target-date investment options typically invest in other investments and are designed for investors who plan to retire during the target date year. The investment's target date is the approximate date of when investors expect to begin withdrawing their money. A Target-date investment's objective/strategy typically becomes more conservative over time primarily by reducing its allocation to equity investments and increasing its allocations in fixed-income investments. An investor's principal value in a target-date investment option is not guaranteed at anytime, including at the investment's target date.**

## Performance as of 12-31-17

| Trailing Returns | YTD | 1 Year | 3 Year | 5 Year | 10 Year | Since Inception |
|---|---|---|---|---|---|---|
| Investment Return % | 21.29 | 21.29 | — | — | — | 8.76 |
| Benchmark Return % | 21.25 | 21.25 | — | — | — | — |
| Category Average % | 21.27 | 21.27 | — | — | — | 8.73 |

**The performance data quoted reflects past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower than the performance data quoted. For the most recent month end performance information, please call 1-800-922-9945, or visit rps.troweprice.com.**

## Portfolio Analysis

**Composition** as of 12-31-17



| | % Assets |
|---|---|
| U.S. Stocks | 48.2 |
| Non-U.S. Stocks | 33.8 |
| Bonds | 9.5 |
| Cash | 5.1 |
| Other | 3.3 |

**Morningstar Style Box™**

Equity (as of 12-31-17) | Fixed Income (as of 11-30-17)


Large
Mid
Small
Value
Blend
Growth
High
Med
Low
Ltd
Mod
Ext

| **Top 5 Holdings** as of 12-31-17 | % Assets |
|---|---|
| State St S&P 500® Indx SL Cl I | 35.63 |
| SSgA Global All Cap Equity Ex-US Idx L | 34.33 |
| State St Russell Sm/Mid Cp® Indx SL Cl I | 15.88 |
| State St US Lg Gov Bnd Indx SL Cl I | 9.92 |
| State St Bloomberg RSC IdxSM NL Cl A | 3.47 |

| | |
|---|---|
| Total Number of Holdings | 6 |
| Turnover Ratio % | 114.24 |
| Total Assets ($mil) | 0.36 |

| **Morningstar Equity Super Sectors** as of 12-31-17 | % Fund |
|---|---|
| Cyclical | 40.21 |
| Sensitive | 36.66 |
| Defensive | 23.15 |

**Principal Risks** For more information on the risks presented, please refer to http://rps.troweprice.com/riskglossary/ssga

Hedging Strategies, Lending, Reinvestment, Foreign Securities, Loss of Money, Index Correlation/Tracking Error, Market/Market Volatility, Commodity, Equity Securities, Other, Restricted/Illiquid Securities, Underlying Fund/Fund of Funds, Conflict of Interest, Custody, Management, Passive Management, Target Date, Unrated Securities, Small Cap, Mid-Cap, Real Estate/REIT Sector, Replication Management, Sampling

R2060

©2018 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

MORNINGSTAR®

Release Date: 12-31-2017

# Target Series Retirement Fund

**Benchmark**
State Str Tgt Retire Inc Custom TR USD

| Overall Morningstar Rating™ | Morningstar Return | Morningstar Risk |
|---|---|---|
| ★★★★ | Average | Average |

Out of 147 Target-Date Retirement investments. **An investment's overall Morningstar Rating, based on its risk-adjusted return, is a weighted average of its applicable 3-, 5-, and 10-year Ratings. See disclosure page for details.**

## Investment Information

**Investment Objective & Strategy**

The Fund seeks an investment return that approximates, as closely as practicable, before expenses, the performance of a custom benchmark index (the "Index") over the long term. The Fund seeks to achieve its objective by investing in a set of underlying SSGA collective trust funds representing various asset classes. Over time, the allocation to asset classes and funds change according to a predetermined "glide path". Fund's asset allocation will become more conservative as it approaches its target retirement date.

**Fees and Expenses** as of 12-30-16

| | |
|---|---|
| *Expense Ratio* | *0.12%* |
| *Total Annual Operating Exp per $1000* | *$ 1.20* |
| *Maximum Sales Charge* | — |
| 12b-1 Fee | — |
| Redemption Fee/Term | — |

**Portfolio Manager(s)**

Management Team.

**Operations and Management**

| | |
|---|---|
| Inception Date | 09-28-07 |
| Management Company | State Street Global Advisors |
| Telephone | 617-664-7338 |
| Web Site | www.ssga.com |
| Issuer | State Street Global Advisors |

**Category Description: Target-Date Retirement**

Retirement income portfolios provide a mix of stocks, bonds, and cash for those investors already in or entering retirement. These portfolios tend to be managed to more of a conservative asset-allocation strategy. These portfolios aim to provide investors with steady income throughout retirement.

## Volatility And Risk

Investment

| Low | Moderate | High |
|---|---|---|

Category

| Best 3 Month Return | Worst 3 Month Return |
|---|---|
| 11.33% | -13.75% |
| (Mar '09 - May '09) | (Sep '08 - Nov '08) |

## Allocation of Assets


100
80
60
40
20
0
50
40
30
20
10
0
-10
-20
-30
Years Until Retirement
% Allocation
Bonds
U.S. Stocks
Non-U.S. Stocks
Cash
Other

**Target-date investment options typically invest in other investments and are designed for investors who plan to retire during the target date year. The investment's target date is the approximate date of when investors expect to begin withdrawing their money. A Target-date investment's objective/strategy typically becomes more conservative over time primarily by reducing its allocation to equity investments and increasing its allocations in fixed-income investments. An investor's principal value in a target-date investment option is not guaranteed at anytime, including at the investment's target date.**

## Performance as of 12-31-17

| Trailing Returns | YTD | 1 Year | 3 Year | 5 Year | 10 Year | Since Inception |
|---|---|---|---|---|---|---|
| Investment Return % | 8.30 | 8.30 | 4.20 | 4.28 | 4.50 | 4.47 |
| Benchmark Return % | 8.36 | 8.36 | 4.20 | 4.35 | 4.57 | 4.73 |
| Category Average % | 8.81 | 8.81 | 4.17 | 4.48 | 4.07 | 3.96 |

**The performance data quoted reflects past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower than the performance data quoted. For the most recent month end performance information, please call 1-800-922-9945, or visit rps.troweprice.com.**

## Portfolio Analysis

**Composition** as of 12-31-17



| | % Assets |
|---|---|
| U.S. Stocks | 18.1 |
| Non-U.S. Stocks | 12.4 |
| Bonds | 61.6 |
| Cash | 4.6 |
| Other | 3.4 |

**Morningstar Style Box™**

Equity (as of 12-31-17)


Large
Mid
Small
Value
Blend
Growth

Fixed Income (as of 11-30-17)


High
Med
Low
Ltd
Mod
Ext

| Top 5 Holdings as of 12-31-17 | % Assets |
|---|---|
| State St US Bnd Indx SL Cl I | 19.99 |
| State Street US Short-Term Gov/Cred Bnd | 19.99 |
| State St 1-10 YrUS TIPS Indx NL Cl A | 18.02 |
| State St S&P 500® Indx SL Cl I | 13.75 |
| SSgA Global All Cap Equity Ex-US Idx L | 10.15 |

| | |
|---|---|
| Total Number of Holdings | 9 |
| Turnover Ratio % | 0.14 |
| Total Assets ($mil) | 1.51 |

| Morningstar Equity Super Sectors as of 12-31-17 | % Fund |
|---|---|
| Cyclical | 48.52 |
| Sensitive | 31.27 |
| Defensive | 20.22 |

## Principal Risks

For more information on the risks presented, please refer to http://rps.troweprice.com/riskglossary/ssga

Hedging Strategies, Lending, Credit and Counterparty, Extension, Prepayment (Call), Reinvestment, Foreign Securities, Loss of Money, Index Correlation/Tracking Error, Interest Rate, Market/Market Volatility, Commodity, Convertible Securities, Equity Securities, Mortgage-Backed and Asset-Backed Securities, Other, Preferred Stocks, Restricted/Illiquid Securities, Underlying Fund/Fund of Funds, U.S. Government Obligations, Conflict of Interest, Custody, Management, Passive Management, Target Date, Unrated Securities, Small Cap, Mid-Cap, Real Estate/REIT Sector, Replication Management, Sampling

RETFO

©2018 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

MORNINGSTAR®

Important Disclosures When used as supplemental sales literature, the Investment Profile must be preceded or accompanied by the fund’s current prospectus as well as this disclosure statement The fund is not FDIC-insured, may lose value and is not guaranteed by a bank or other financial institution Call 1-800-354-2351 to request a prospectus, which includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing. Morningstar Rating™ For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure as of the date indicated that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance The top 10% of funds in each category receive 5 stars, the next 22 5% receive 4 stars, the next 35% receive 3 stars, the next 22 5% receive 2 stars and the bottom 10% receive 1 star (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics Morningstar Return This statistic is a measurement of a fund’s excess return over a risk-free rate (the return of the 90-day Treasury bill), after adjusting for all applicable loads and sales charges In each Morningstar Category, the top 10% of funds earn a High Morningstar Return, the next 22 5% Above Average, the middle 35% Average, the next 22.5% Below Average, and the bottom 10% Low Morningstar Return is measured for up to three time periods (three-, five-, and 10-years) These separate measures are then weighted and averaged to produce an overall measure for the fund Funds with less than three years of performance history are not rated Morningstar Risk This statistic evaluates the variations in a fund’s monthly returns, with an emphasis on downside variations In each Morningstar Category, the 10% of funds with the lowest measured risk are described as Low Risk, the next 22 5% Below Average, the middle 35% Average, the next 22 5% Above Average, and the top 10% High Morningstar Risk is measured for up to three time periods (three-, five-, and 10-years) These separate measures are then weighted and averaged to produce an overall measure for the fund Funds with less than three years of performance history are not rated Morningstar Style Box™ The Morningstar Style Box reveals a fund’s investment style as of the date noted on this report For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth) For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly) In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by aII Nationally Recognized Statistical Rating Organizations (NRSROs) For a list of all NRSROs, please visit http//www.sec.gov/divisions/marketreg/ratmgagencyhtm Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies If two rating organizations/agencies have rated a security, fund companies are to report the lower rating, if three or more organizations/agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings PLEASE NOTE Morningstar, Inc is not itself an NRSRO nor does it issue a credit rating on the fund An NRSRO or rating agency ratings can change from time-to-time For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”, medium are those less than “AA-”, but greater or equal to “BBB-”, and high are those with a weighted-average credit quality of “AA-” or higher When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Mornmgstar’s analysis of actual historical default rates) Morningstar then averages these default rates to determine the average default rate for the entire bond fund Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration, funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate, and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive For municipal bond funds, Morningstar also obtains from fund companies the average effective duration In these cases static breakpoints are utilized These breakpoints are as follows (i)Limited 45years or less, (ii)Moderate more than 4.5 years but less than 7 years, and (in) Extensive more than 7 years In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used (i)Limited less than or equal to 35 years,(ii) Moderate greater than 3 5 and less than equal to 6 years, (iii) Extensive greater than 6 years Performance Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-922-9945 or go to troweprice.com. Fund Return Total return reflects performance without adjusting for sales charges or the effects of taxation, but is adjusted to reflect all actual ongoing fund expenses and assumes reinvestment of dividends and capital gains. If adjusted, sales charges would reduce the performance quoted. In addition, due to market volatility, the fund’s return may vary greatly over short periods of time Standardized Return Standardized Total Return is total return adjusted for maximum front-end or deferred sales charges The sales charge utilized in the Standardized Return calculation was obtained from the fund’s most recent prospectus and/or shareholder report available to Morningstar Index Return The fund’s performance is compared with that of an index The index is an unmanaged portfolio of specified securities and the index does not reflect any initial or ongoing expenses nor can it be invested indirectly A fund’s portfolio may differ significantly from the securities in the index Morningstar chooses the index Benchmarks Morningstar assigns a benchmark to a fund based on the fund’s Morningstar Category They use either a Primary Index, which is based on the broad asset classes that each category belongs to, or a Secondary Index which Morningstar believes is more specific to the individual category The index shown may not be consistent with the benchmark included in a fund’s prospectus Prospectus Gross Expense Ratio This is the percentage of fund assets paid for operating expenses and management fees The expense ratio typically includes the following types of fees accounting, administrator, advisor, auditor, board of directors, custodial, distribution (12b-1), legal, organizational, professional, registration, shareholder reporting, sub-advisor, and transfer agency The expense ratio does not reflect the fund’s brokerage costs or any investor sales charges In contrast to the net expense ratio, the gross expense ratio does not reflect any fee waivers in effect during the time period Also known as the Total Annual Fund Operating Expense Ratio, Morningstar pulls the prospectus gross expense ratio from the fund’s most recent prospectus Prospectus expense ratios reflect material changes to the expense structure for the current period Expense Ratio The Expense Ratio varies by portfolio and represents the percentage of portfolio assets paid for both investment management fees and plan operating and administrative expenses Operating and administrative expenses typically include the following types of fees accounting, administrator, advisor, auditor, custodial, distribution (12b-1), legal, organizational, professional, registration, shareholder reporting, sub-advisor, and transfer agency These fees are incorporated into the Net Asset Value (NAV) of each portfolio Expense Ratio for Trusts The expense ratio for a class of a trust is generally equal to its trustee fee From time to time, a trust (or a class) may incur other charges as permitted by the Declaration of Trust, however, to the extent these charges exist, they generally are minor and will not increase the expense ratio The trustee fee is paid to the trustee of the trust The trustee may, at its own expense, retain third party service providers (including affiliates) to provide services for the trust Turnover Ratio Turnover Ratio % is expressed as an annual figure except in the case where the portfolio has less than one year’s worth 2013 Morningstar, Inc., Morningstar Investment Profiles TM 312-696-600. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Important Disclosures of data In this case the Turnover Ratio % is expressed as the un annualized since inception to date figure Volatility and Risk Low: In the past, this investment has shown a relatively small range of price fluctuations relative to other investments Based on this measure, currently more than two thirds of all investments have shown higher levels of risk Consequently, this investment may appeal to investors looking for a conservative investment strategy Moderate: In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments This investment may experience larger or smaller price declines or price increases depending on market conditions Some of this risk may be offset by owning other investments with different portfolio makeups or investment strategies High: In the past, this investment has shown a wide range of price fluctuations relative to other investments This investment may experience significant price increases in favorable markets or undergo large price declines in adverse markets Some of this risk may be offset by owning other investments that follow different investment strategies Investment Risk When considering mutual funds, investors should consider other factors along with historical performance, such as the fund’s investment objective, the types of securities in which it invests, and its level of risk as compared to other types of investments As with aII stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets For more information on the risks associated with investing, please refer to rps.troweprice.com/risk glossary Foreign Securities Funds/Emerging Markets Funds: The investor should note that funds that invest in foreign securities involve special additional risks These risks include, but are not limited to, currency risk, political risk, and risk associated with varying accounting standards Investing in emerging markets may accentuate these risks Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets The specific risk profile of an International fund varies with its investment style, geographic focus, and whether it invests in developed markets, emerging markets, or both Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets These funds may also be subject to currency risk, which is a decline in the value of a foreign currency versus the US dollar, which reduces the dollar value of securities denominated in that currency Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative The economic and political structures of developing nations, in most cases, do not compare favorably with the US or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets Specialty/Sector Funds: The investor should note that funds that invest exclusively in one sector or industry involve additional risks The lack of industry diversification subjects the investor to increased industry-specific risks, such as the ones listed below Banks: The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed laws governing capitalization requirements and the savings and loan industry, and increased competition In addition, changes in general economic conditions and interest rates can significantly impact the banking industry Financial Services: Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally The stocks may also be vulnerable to rapidly rising inflation Health Sciences: Companies in this field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products Media and Telecommunications: Companies in these industries are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependency on patent and copyright protection Natural Resources: The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics For example, stock prices of energy companies can faII sharply when oil prices fall Precious Metals: The precious metals industry can be significantly affected by international monetary and political developments such as currency devaluations or revaluations, central bank movements, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries Heal Estate: Changes in the tax laws, overbuilding, environmental issues, the quality of property management in the case of real estate investment trusts (REITs), and other factors could hurt a fund that invests in the real estate industry Real estate is also affected by general economic conditions When growth is slowing, demand for property decreases and prices may decline Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments Technology: Technology stocks historically have experienced unusually wide price swings, both up and down The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly Earnings disappointments and intense competition for market share can result in sharp price declines Transportation: Competition within the industry, domestic and foreign economies, government regulation, labor relations, and the price of fuel can significantly affect the transportation industry Utilities: The utilities industries can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel, and natural resource conservation Non-Diversified Funds: The investor should note that funds that invest more of their assets in a single issuer involve additional risks, including share price fluctuations, because of the increased concentration of investments Small Cap Funds: The investor should note that funds that invest in stocks of small companies involve additional risks Smaller companies typically have a higher risk of failure, and are not as well established as larger blue-chip companies Historically, smaller-company stocks have experienced a greater degree of market volatility than the overall market average and may be less liquid than larger companies Mid Cap Funds: The investor should note that funds that invest in companies with market capitalizations below $10 billion involve additional risks The securities of these companies may be more volatile and less liquid than the securities of larger companies Growth/Value Funds: Investors should note that growth and value stocks are subject to the volatility inherent in common stock investing In addition, growth stocks may experience more price volatility than income-oriented stocks Value stocks carry the risk that the market will not recognize a security’s intrinsic value for a longtime, or that a stock judged to be undervalued may actually be appropriately priced Bond Funds: Investors should note that investments in fixed income securities are subject to interest rate risk and credit risk Interest rate risk is the decline in bond prices that usually accompanies a rise in interest rates Longer-maturity bonds typically decline more than those with shorter maturities Credit risk is the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price High-Yield Bond Funds: The investor should note that funds that invest in lower-rated debt securities (commonly referred to as junk bonds) involve additional risks because of the lower credit quality of the securities in the portfolio The investor should be aware of the possible higher level of volatility, and increased risk of default Funds that invest in Mortgage-Backed Securities: Funds that invest extensively in mortgage-backed securities have special risks related to changing interest rates, such as prepayment risk and extension risk A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal The loss of high-yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the bond’s potential price gam in response to falling interest rates, reduce the bond’s yield, or even cause the bond’s price to fa II below what an investor paid for it, resulting in capita I loss Any of these developments could cause a decrease in the fund’s income, share price, or total return Extension risk refers to a rise in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments This would increase the fund’s sensitivity to 2013 Morningstar, Inc., Morningstar Investment Profiles TM 312-696-600. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Important Disclosures Money Market Funds: The investor should note an investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The income will vary daily, generally reflecting changes in short-term interest rates Source of Data T Rowe Price does not guarantee the suitability or potential value of any particular investment or information source All data are historical and subject to change Morningstar, Inc. is not affiliated with T Rowe Price This information is provided for informational purposes only Morningstar and T Rowe Price accept no liability for reliance on this data 2013 Morningstar, Inc., Morningstar Investment Profiles TM 312-696-600. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Important notice about your rights under the CSRA 401(k) Plan

March 2018

CSRA Stock is now subject to a tender offer. Your investment in the CSRA Stock Fund will be impacted by the tender offer.

As a result of these changes, you temporarily will be unable to direct or diversify investments in your individual accounts, obtain a loan from the plan, or obtain a distribution from the plan.

During this time, called a “blackout period,” you will be unable to exercise certain rights available under the plan. Regardless of when you are planning to retire, we encourage you to consider carefully how this blackout period may affect your retirement planning and your overall finances.

The blackout period for the plan is expected to begin on March 27, 2018 at 4 p.m. ET, and end early April, once the tender offer is finalized or terminated. For specific information about the status of the blackout period, including whether the blackout period has started or ended or how it may affect you, please call T. Rowe Price at 1-800-922-9945.

During the blackout period, you will be unable to direct or diversify the CSRA Stock Fund held in your plan account. So, it is very important that you review and consider the appropriateness of your current investments before the blackout period begins. For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all of your assets, income, and investments. You should be aware that there is a risk to holding substantial portions of your assets in the securities of any one company, as individual securities tend to have wider price swings (up and down, over short periods of time) than investments in diversified funds. Stocks that have wide price swings might have a large loss during the blackout period, and you would not be able to direct the sale of such stocks from your account during the blackout period.

Federal law generally requires that you be furnished notice of a blackout period at least 30 days in advance of the last date on which you could exercise your affected rights immediately before the commencement of any blackout period in order to provide you with sufficient time to consider the effect of the blackout period on your retirement and financial plans. Due to the complexity of the tender offer and accompanying demands on the Plan Administrator and its staff, CSRA was unable to distribute this notice 30 days in advance of the blackout period.

If you have any questions concerning this notice, please contact:

CSRA Total Rewards Mailbox:

TotalRewards@csra.com